UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant     ☒

Filed by a Party other than the Registrant         ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

BAIRD FUNDS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

BAIRD FUNDS, INC.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Baird SmallCap Value Fund

November 4, 2021

Dear Shareholder,

I am writing to inform you of the upcoming special meeting of shareholders of the Baird SmallCap Value Fund (the “Fund”), a series of Baird Funds, Inc. (the “Company”), to vote on important proposals affecting the Fund. The meeting will be held on December 7, 2021, at 777 East Wisconsin Avenue, Galleria Conference Room (lobby level) Milwaukee, Wisconsin 53202 at 8:30 a.m. Central Time. The Board of Directors (the “Board”) of the Company has approved the retention of Greenhouse Funds LLLP (“Greenhouse”) as the subadvisor to the Fund and a related subadvisory agreement, subject to approval by the shareholders of the Fund at the special meeting. Robert W. Baird & Co. Incorporated (the “Advisor”) serves as the investment adviser to the Fund and is proposed to continue to serve as investment adviser to the Fund.

Greenhouse is a registered investment advisory firm based in Baltimore, Maryland and an affiliate of the Advisor. As discussed in more detail in the enclosed proxy statement, the Board has determined that it would be in the best interest of the Fund and its shareholders for the Advisor to retain Greenhouse as the Fund’s subadvisor. The Advisor recommended the retention of Greenhouse because it believes Greenhouse’s management will allow the Fund to pursue an investment strategy that could result in enhanced net of fees returns to shareholders while continuing to invest generally in smaller companies. The Board also approved (1) a new advisory agreement which permits the Advisor to delegate its duties to Greenhouse, subject to oversight by the Advisor and (2) the reclassification of the Fund from a “diversified” to a “non-diversified” fund within the meaning of the Investment Company Act of 1940, each of which is subject to approval of the shareholders of the Fund.

As a result of the new investment advisory agreement and the retention of Greenhouse, the annual advisory fee rate paid by the Fund is proposed to increase from 0.85% to 1.25%. The Advisor has agreed to limit the Fund’s annual fund operating expenses for Institutional Class shares and Investor Class shares through at least April 30, 2025, to 1.25% and 1.50%, respectively, subject to certain expense exclusions consistent with the Fund’s current expense cap agreement with the Advisor. Existing Investor Class shareholders of the Fund will have their shares converted into Institutional Class shares of the Fund, subject to shareholder approval of the new investment advisory and subadvisory agreements.

The Board has also approved the reorganization of the Baird Small/Mid Cap Value Fund with and into the Fund, subject to approval by shareholders of the Baird Small/Mid Cap Value Fund and contingent upon the approval of the new investment advisory and subadvisory agreements by the shareholders of the Fund. The Advisor recommended the reorganization in connection with the proposed retention of Greenhouse to manage the Fund.

Your vote is important no matter how many shares you own. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. The proxy statement itself provides greater detail about the proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•Mail: Complete and return the enclosed proxy card.
•Internet: Access the website shown on your proxy card and follow the online instructions.
•Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.
•In person: Attend the special shareholder meeting on December 7, 2021.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

/s/ Mary Ellen Stanek
Mary Ellen Stanek, CFA
President, Baird Funds, Inc.

BAIRD FUNDS, INC.

BAIRD SMALLCAP VALUE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of shareholders of the Baird SmallCap Value Fund (the “Fund”), a series of Baird Funds, Inc. (the “Company”) will be held on December 7, 2021, at 777 East Wisconsin Avenue, Galleria Conference Room (lobby level) Milwaukee, Wisconsin 53202 at 8:30 a.m. Central Time.

The meeting is being held so that shareholders can consider the following proposals and transact such other business as may be properly brought before the meeting (and any adjournments or postponements thereof):

1.    To approve a new investment advisory agreement between the Company, on behalf of the Fund, and Robert W. Baird & Co. Incorporated (the “Advisor”).

2.    To approve a subadvisory agreement between the Advisor and Greenhouse Funds LLLP, the proposed new subadvisor to the Fund.

3.    To approve the reclassification of the Fund from a “diversified” fund to a “non-diversified” fund, within the meaning of the Investment Company Act of 1940, as amended.

4.    To approve one or more adjournments of the meeting to a later date to solicit additional proxies.

The Board of Directors of the Company unanimously recommends that you vote in favor of the proposals.

Shareholders of record of the Fund at the close of business on the record date, October 22, 2021, are entitled to notice of and to vote at the meeting and any adjournment(s) or postponements thereof.

By Order of the Board of Directors,

/s/ Charles M. Weber
Charles M. Weber
Secretary of Baird Funds, Inc.

Milwaukee, Wisconsin
November 4, 2021

As a shareholder of the Fund, you are asked to attend the meeting either in person or by proxy. Please note, shareholders who plan to attend the meeting in person, will be required to adhere to the COVID-19-related policies in place at the meeting location, which may include, without limitation, wearing a mask or cloth face covering while on the premises and practicing social distancing. In light of uncertainties relating to COVID-19, the Company reserves the flexibility to change the date, time, location or means of conducting the special meeting of shareholders. In the event of such a change, the Fund will issue a press release announcing the change, available at https://www.bairdassetmanagement.com/news/, and file the announcement on the Securities and Exchange Commission’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. If you plan to attend the meeting in person, please bring a form of identification. Even if you plan to attend the meeting in person, we urge you to authorize your proxy prior to the meeting. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt authorization of a proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the meeting. You may revoke your proxy before it is exercised at the meeting by submitting to the Secretary of Baird Funds, Inc. a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Fund prior to the meeting.

PROXY STATEMENT

November 4, 2021

Baird Funds, Inc.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
1-866-442-2473

Baird SmallCap Value Fund

Relating to a Special Meeting of Shareholders
to be held on December 7, 2021

Introduction. This proxy statement is being provided to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”) with respect to the special meeting of shareholders of the Baird SmallCap Value Fund (the “Fund”), a series of the Company. The special meeting will be held for the purposes set forth in the enclosed notice of special meeting of shareholders.

We anticipate that the notice of special meeting of shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about November 4, 2021.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on December 7, 2021:

The Notice of Special Meeting and Proxy Statement
are available at www.proxyvote.com.

Please read the proxy statement before voting on the proposals. If you need additional copies of this proxy statement or proxy card, please contact Broadridge Financial Solutions, Inc. at 1-800-690-6903 or in writing at Baird Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201. Additional copies of this proxy statement will be delivered to you promptly upon request. To obtain directions to attend the meeting, please call 1-866-442-2473. Shareholders of record of the Fund at the close of business on the record date, October 22, 2021 (the “Record Date”), are entitled to notice of and to vote at the meeting and any adjournment(s) or postponements thereof.

BACKGROUND TO PROPOSALS

Robert W. Baird & Co. Incorporated (the “Advisor”), the Fund’s investment adviser, recommended to the Board that Greenhouse Funds LLLP (“Greenhouse” or the “Subadvisor”) be retained to manage the Fund following a strategic review of the Fund and the Baird Small/Mid Cap Value Fund (the “SMID Fund”), another value fund offered by the Company, in light of the Funds’ performance and scale challenges. The Advisor has managed the Fund without delegation to a subadvisor since the Fund’s inception in 2012. The Advisor believes that the Fund will benefit from the retention of Greenhouse as subadvisor to the Fund by allowing the Fund to pursue an investment strategy that could result in enhanced net of fee returns to shareholders while continuing to invest generally in smaller companies.

Greenhouse is a registered investment advisory firm based in Baltimore, Maryland and an affiliate of the Advisor. Subject to shareholder approval of the subadvisory agreement with Greenhouse, Greenhouse would replace the Advisor as the firm responsible for the day-to-day portfolio management of the Fund and the Fund would be managed according to Greenhouse’s investment strategy. Shareholders are also being asked to approve a new advisory agreement between the Advisor and Greenhouse on behalf of the Fund. If Greenhouse is approved as subadvisor to the Fund by shareholders, the Advisor will remain the investment adviser to the Fund and will retain responsibility for the management of the Fund under the new advisory agreement. In connection with the retention of Greenhouse, the Advisor also recommended the reorganization of the SMID Fund into the Fund (further described below), contingent upon the approval of the new investment advisory and subadvisory agreements by shareholders of the Fund at the special meeting. The reorganization of the SMID Fund into the Fund is subject to approval by SMID Fund shareholders and does not require the vote of the Fund shareholders.

Subject to approval of the new advisory and subadvisory agreements by shareholders of the Fund, Greenhouse will assume day-to-day management responsibilities of the Fund, Joseph Milano, CFA, will become the portfolio manager for the Fund, and the Fund will be renamed the Baird Equity Opportunity Fund. Upon Greenhouse assuming day-to-day investment management responsibilities for the Fund, there will be no change to the Fund’s investment objective and the Fund will continue to invest generally in smaller companies. Additionally, Greenhouse will continue to consider environmental, social and governance factors as part of its overall investment decision-making. However, it is anticipated that the Fund’s principal investment strategies will change to reflect Greenhouse’s investment philosophy, including the following changes:

•The Fund will invest in companies with small to medium market capitalizations, defined as companies of market capitalizations of less than $20 billion;
•The Fund is expected to hold a more limited number of investments, typically 25-50 holdings;
•The Fund would be permitted to purchase and sell options for hedging purposes and to enhance returns; and
•The Fund from time to time may experience increased short-term trading, which would increase portfolio turnover.

In addition, the Fund’s primary benchmark index is proposed to change from the Russell 2000® Value Index to the Russell 2000® Index, and the Fund would hold a mix of both value and growth stocks as part of Greenhouse’s opportunistic approach to investing.

The change in the Fund’s name will result in a change to the Fund’s investment policy, which currently is to invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of companies with small market capitalizations. If shareholders of the Fund approve the new advisory and subadvisory agreements and the Fund is renamed as the Baird Equity Opportunity Fund, the Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities including common stocks, ordinary shares, ADRs, ETFs, preferred stocks and options whose reference assets are equity securities and equity indices. The Fund will not borrow for investment purposes.

As a result of the new investment advisory agreement and the retention of Greenhouse, the annual advisory fee rate paid by the Fund is proposed to increase from 0.85% to 1.25%. The Advisor has agreed to limit the Fund’s annual fund operating expenses for Institutional Class shares and Investor Class shares through at least April 30, 2025, to 1.25% and 1.50%, respectively, subject to certain expense exclusions consistent with the Fund’s current expense cap agreement with the Advisor.

The Fund is proposed to change to a “non-diversified” fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), in connection with the implementation of Greenhouse’s investment strategy. The Fund’s status as a “diversified fund” is considered to be a matter of fundamental policy, and therefore may not be changed without shareholder approval. The Fund would be reclassified as a non-diversified fund following shareholder approval at the special meeting.

At a meeting held on September 7, 2021, the Board, which is comprised solely of directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), approved the new advisory and subadvisory agreements and the change in the Fund’s diversification status to “non-diversified,” subject to shareholder approval. The Board also approved the termination of the existing advisory agreement and the existing expense cap agreement between the Company and the Advisor with respect to the Fund, subject to shareholder approval of the new advisory and subadvisory agreements.

The Board also approved a Plan of Conversion for the Fund, pursuant to which shareholders holding Investor Class shares of the Fund would have their shares automatically converted into Institutional Class shares of the Fund, subject to shareholder approval of the new investment advisory and subadvisory agreements. The conversion is not a taxable event. No sales load, fee or other charges will be imposed in connection with the conversion and the investment minimum for the Institutional Class shares will be waived for shareholders who currently hold Investor Class shares of the Fund. Additionally, the conversion will not affect the preferences, limitations and relative rights, in whole or in part, of shareholders who hold Investor Class shares. It is expected that the share class conversion will take place concurrent with the retention of Greenhouse as subadvisor to the Fund. Following the conversion, the investment minimums will permanently be waived for former Investor Class shareholders and as shareholders of the Institutional Class, they will no longer be subject to a Rule 12b-1 fee.

The Board also approved an Agreement and Plan of Reorganization that provides for the acquisition of the assets and liabilities of the SMID Fund by the Fund in exchange for shares of the Fund. Shareholders of the SMID Fund would become shareholders of the Fund, receiving shares of the Institutional Class of the Fund equal in value to their shares of the Investor Class or Institutional Class of the SMID Fund held immediately prior to the reorganization. The Advisor recommended the reorganization in connection with the proposed retention of Greenhouse as the subadvisor for the combined Fund. Shareholders of the SMID Fund have been asked to approve the reorganization of the SMID Fund into the Fund in a proxy statement/prospectus that is separate from this proxy statement at a meeting scheduled for December 7, 2021. The Board and the Advisor believe that the reorganization will benefit shareholders of both Funds by resulting in a combined fund with a larger asset base and greater prospects for long-term viability. The share class conversion and reorganization are contingent upon the approval of the new advisory and subadvisory agreements by shareholders of the Fund.

PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND THE ADVISOR

Shareholders are being asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Company, on behalf of the Fund, and the Advisor. Under the New Advisory Agreement, the Advisor will continue to manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective, policies and restrictions. However, unlike under the prior advisory agreement, the New Advisory Agreement provides that the Advisor may delegate its duties to one or more subadvisors, including affiliates of the Advisor. The Advisor recommended that Greenhouse be retained as a subadvisor to manage the Fund because it believes Greenhouse’s management will allow the Fund to pursue an investment strategy that could result in enhanced net of fees returns to shareholders while continuing to invest generally in smaller companies. As a result of the new investment advisory agreement and the retention of Greenhouse, the annual advisory fee rate paid by the Fund is proposed to increase from 0.85% to 1.25%. More information regarding the current and proposed fees and expenses for the Fund is discussed in the section “Comparison of Current Fees and Expenses.”

In recent years, the Fund has underperformed its benchmark index and Lipper peer group index over both short-term and longer time periods. In addition, the Fund has not grown to sufficient size to operate at financial break even since its inception date. Given the Fund’s long-term relative underperformance, the Advisor recommended approval of the New Advisory Agreement and the retention of Greenhouse, as well as the reorganization of the SMID Fund into the Fund, in order to improve the Fund’s performance and potential for long-term sustainability. The Board has approved the New Advisory Agreement and has recommended that the New Advisory Agreement be submitted to shareholders for approval.

Prior Advisory Agreement

The Advisor has served as the investment adviser to the Fund pursuant to the prior investment advisory agreement between the Company and the Advisor dated September 29, 2000, as amended to add the Fund on April 24, 2012 (the “Prior Advisory Agreement”). The Prior Advisory Agreement was approved by the initial shareholder of the Fund on April 27, 2012. The Board most recently approved the continuation of the Prior Advisory Agreement on behalf of the Fund on August 24, 2021 as part of its annual review process.

New Advisory Agreement

The Board approved the New Advisory Agreement, subject to shareholder approval of both the New Advisory Agreement and the subadvisory agreement with Greenhouse. In accordance with the 1940 Act, the New Advisory Agreement requires the approval of (1) the Board, including a majority of the Independent Directors, and (2) the shareholders of the Fund.

The terms of the New Advisory Agreement are similar to those of the Prior Advisory Agreement for the Fund, except for the advisory fee, the date of effectiveness, the initial term and the delegation to subadvisors. If approved by shareholders of the Fund, the New Advisory Agreement will be effective on or about December 13, 2021, and will have an initial term of two years. The New Advisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of the Fund, at least annually in the manner required by the 1940 Act and the rules and regulations or SEC exemptive relief thereunder.

Based on the considerations described below under “Board Considerations,” the Board, including all of the Independent Directors, unanimously approved the New Advisory Agreement on behalf of the Fund.

Summary of Prior Advisory Agreement and New Advisory Agreement

Other than the advisory fee rate and the ability of the Advisor to delegate investment advisory services to sub-advisors, there are no material differences between the terms of the New Advisory Agreement and the terms of the Prior Advisory Agreement. The form of the New Advisory Agreement is attached as Annex A, and the description of the New Advisory Agreement is qualified in its entirety by reference to Annex A.

Advisory Duties. Under the Prior Advisory Agreement and the New Advisory Agreement, the Advisor manages the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives, policies and limitations, subject to oversight by the Board. Under both agreements, officers of the Advisor are required to attend meetings and provide reports to keep the directors and officers of the Company fully informed about the Fund’s investments and the Advisor’s investment recommendations. While the New Advisory Agreement will initially only apply to the Fund, like the Prior Advisory Agreement, additional series of the Company may be added to the agreement from time to time.

Delegation Authority. The Prior Advisory Agreement did not authorize the Advisor to retain subadvisors to assist it in carrying out its duties under the Prior Advisory Agreement. Under the New Advisory Agreement, subject to the Board’s approval, the Advisor is authorized to enter into agreements with one or more subadvisors that are registered as investment advisers under the Investment Advisers Act of 1940, including affiliates of the Advisor, subject to the Advisor’s supervision. Each subadvisor’s engagement must be set forth in a separate subadvisory agreement approved by the Board and, if required by the 1940 Act, the shareholders of the applicable series of the Company. The New Advisory Agreement also provides that the Advisor may at any time terminate any subadvisor and reassume the responsibilities assigned to such subadvisor without obtaining approval of the shareholders of the Fund.

Compensation. Under the New Advisory Agreement, the Fund will pay the Advisor an annual advisory fee equal to 1.25% of the average daily net assets of the Fund, which is higher than the annual advisory fee rate of 0.85% paid by the Fund under the Prior Advisory Agreement. The advisory fee is proposed to increase in light of the proposed subadvisory fee of 1.00% to be paid to Greenhouse. Under both agreements, the advisory fee is accrued daily and paid monthly. Both agreements provide that the Advisor may agree to waive or reduce any portion of the advisory fee or reimburse additional expenses of the Fund.

Brokerage. Both the Prior Advisory Agreement and the New Advisory Agreement authorize the Advisor to place Fund transactions with brokers and dealers who render satisfactory execution service at favorable prices and reasonable commission rates, subject to any policies or guidelines established by the Board. Both agreements provide that the Advisor will seek best execution of securities transactions and in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. Under both agreements, the Advisor may pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage and research services provided.

Expenses. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Advisor is responsible for expenses incurred in the performance of its responsibilities under the agreement and all compensation and related expenses of the Company’s officers and any Director of the Company who is not an Independent Director, as well as all expenses related to the maintenance and rental of the Company’s principal offices. Both agreements provide that the Advisor has no obligation to pay or reimburse the Company for any expenses not specifically assumed by the Advisor and that the Fund will pay its allocable share of the Company’s expenses, including the advisory fee, fees for the Independent Directors, fees and expenses of the custodian and transfer agent, registration fees, legal and accounting expenses, brokerage commissions, interest, printing and mailing costs and other expenses.

Limitation on Liability. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Advisor shall not be liable to the Company, the Fund or to any shareholder for any act or omission in the course of providing services or for any losses that may be sustained from investments, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties under the agreement.

Term. The Prior Advisory Agreement was in effect for an initial two-year term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Fund approve the New Advisory Agreement, the New Advisory Agreement with respect to the Fund will be effective on or about December 13, 2021 and have an initial term, with respect to the Fund, ending two years after the effective date. Thereafter, the New Advisory Agreement for the Fund may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. Both the Prior Advisory Agreement and the New Advisory Agreement terminate automatically in the event of assignment, at any time by the shareholders of the Fund or the Board of Directors upon 60 days’ written notice to the Advisor or by the Advisor upon 60 days’ written notice.

Amendments. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the agreement may be amended by mutual consent, provided that the terms of any amendment are approved by the directors or shareholders of the Fund.

Expense Cap/Reimbursement Agreement

In connection with the Prior Advisory Agreement, the Advisor contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses (including the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies (to the extent, in the aggregate, such fees and expenses on an annual basis exceed 0.0049% of the Fund’s average daily net assets) and interest expense, but excluding taxes, brokerage commissions and extraordinary expenses) to 1.20% of average daily net assets for the Investor Class shares and 0.95% of average daily net assets for the Institutional Class shares through at least April 30, 2022. In connection with the New Advisory Agreement, the Advisor has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses (subject to the same terms described above) to 1.50% of average daily net assets for the Investor Class shares and 1.25% of average daily net assets for the Institutional Class shares through at least April 30, 2025. As discussed above under “Background to Proposals,” existing Investor Class shareholders will have their shares converted into Institutional Class shares and will receive a waiver from the investment minimum otherwise applicable to Institutional Class shares if shareholders approve Proposals 1 and 2.

Under the existing expense cap/reimbursement agreement, the Advisor is entitled to recoup amounts waived or reimbursed under the agreement for a period of up to three years from the date the Advisor reduced its compensation and/or assumed expenses for the Fund, provided that the aggregate amount actually paid by the Fund toward the operating expenses in any month (taking into account the recoupment) will not cause the Fund to exceed the lesser of: (1) the expense cap in place at the time of the advisory fee waiver and/or expense reimbursement; or (2) the expense cap in place at the time of the recoupment. Under the new expense cap/reimbursement agreement, the Advisor is not entitled to recoup any fees waived or expenses reimbursed under the agreement. The Board approved the new expense cap/reimbursement agreement for the Fund and the termination of the existing expense cap/reimbursement agreement for the Fund, subject to shareholder approval of the New Advisory Agreement.

Information about the Advisor

The Advisor was founded in 1919 and has its main office at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Advisor provides investment management services for individuals and institutional clients including pension and profit-sharing plans. The Advisor also serves as the Fund’s principal distributor. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940. As of September 30, 2021, the Advisor had approximately $200 billion in assets under discretionary management.

The Advisor is owned indirectly by its employees through several holding companies. The Advisor is owned directly by Baird Financial Corporation (“BFC”). BFC is, in turn, owned by Baird Financial Group, Inc. (“BFG”), which is the ultimate parent company of the Advisor. Employees of the Advisor own substantially all of the outstanding stock of BFG. Each of the Fund’s officers is a stockholder of BFG and accordingly may be deemed to have an interest in Proposal 1.

The following table sets forth the executive officers and directors of the Advisor and, if applicable, their position with the Company. Each individual’s address is c/o the Advisor, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. None of the individuals listed below has a principal occupation that is different than the positions listed under “Position with the Advisor” and/or “Position with the Company.”

Name	Position with the Advisor	Position with the Company
Patrick S. Lawton	Director and Managing Director	None
Michael J. Schroeder	Director and Managing Director	None
Mary Ellen Stanek	Director and Managing Director	President
Steven G. Booth	Chairman, President and Chief Executive Officer	None
Paul L. Schultz	General Counsel and Secretary	None
Terrance P. Maxwell	Director, Chief Financial Officer	None

In addition to serving as the investment adviser to the Fund, the Advisor also serves as the investment adviser to the SMID Fund, the Baird MidCap Fund, the Baird Small/Mid Cap Growth Fund, the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund, which have similar investment objectives to the Fund. The asset size, management fee and annual expense limitations for the SMID Fund, the Baird MidCap Fund, the Baird Small/Mid Cap Growth Fund, the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund are as follows:

Fund	Asset Size as of September 30, 2021	Management Fee	Annual Expense Limitation
Baird Small/Mid Cap Value Fund	$31,470,010	0.75%	1.10% (Investor Class) 0.85% (Institutional Class)
Baird MidCap Fund	$2,439,504,745	0.75%	1.10% (Investor Class) 0.85% (Institutional Class)
Baird Small/Mid Cap Growth Fund	$139,752,695	0.75%	1.10% (Investor Class) 0.85% (Institutional Class)
Chautauqua International Growth Fund	$455,717,091	0.75%	1.05% (Investor Class) 0.80% (Institutional Class)
Chautauqua Global Growth Fund	$282,717,851	0.75%	1.05% (Investor Class) 0.80% (Institutional Class)

There were no brokerage commissions paid by the Fund to affiliated brokers of the Advisor for the Fund’s fiscal year ended December 31, 2020.

Compensation Paid to the Advisor

Under the Prior Advisory Agreement, the Advisor was entitled to receive a monthly advisory fee computed at an annual rate of 0.85% of the Fund’s average daily net assets in return for the services provided by the Advisor as investment adviser to the Fund.

Management Fees Paid for the Fiscal Year Ended December 31, 2020

For the fiscal year ended December 31, 2020, the Advisor was entitled to $224,344 in gross advisory fees (prior to fee waivers). If the proposed advisory fee of 1.25% had been in effect during the fiscal year ended December 31, 2020, the Advisor would have been entitled to $65,983 in gross advisory fees under the New Advisory Agreement (prior to fee waivers), after payment of the 1.00% subadvisory fee to Greenhouse. The advisory fee rate of 1.25% is a 47.1% increase over the current advisory fee rate of 0.85%. However, the actual advisory fee payable to the Advisor under the New Advisory Agreement (had it been in effect for the fiscal year ended December 31, 2020) as compared to the amount payable under the Prior Advisory Agreement would represent a decrease of 70.6%, after payment of the subadvisory fee.

Comparison of Current Fees and Expenses

The following table describe the fees and expenses associated with holding Institutional Class and Investor Class shares of the Fund. The table compares the fee and expense information for the Fund currently and the pro forma estimated fees and expenses for the Fund assuming the approval of the proposed New Advisory Agreement. Pro forma total annual fund operating expenses shown should not be considered an actual representation of future expenses. Pro forma total annual fund operating expenses project anticipated expense levels, but actual expenses may be greater or less than those shown. The pro forma other expenses listed below do not take into account the proposed reorganization of the SMID Fund into the Fund and the potential increase in asset size of the Fund post-reorganization.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares		Institutional Class Shares
	FY Ended 12/31/20	Pro Forma	FY Ended 12/31/20	Pro Forma
Management Fees	0.85%	1.25%	0.85%	1.25%
Distribution and Service (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses	0.79%	0.77%	0.79%	0.77%
Total Annual Fund Operating Expenses	1.89%	2.27%	1.64%	2.02%
Less: Fee Waiver/Expense Reimbursement	-0.69%(1)	-0.77%(2)	-0.69%(1)	-0.77%(2)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.20%	1.50%	0.95%	1.25%
(1)    The Advisor has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.20% of average daily net assets for the Investor Class shares and 0.95% of average daily net assets for the Institutional Class shares. The Advisor’s expense reimbursement agreement includes the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies (to the extent, in the aggregate, such expenses exceed 0.0049% of the Fund’s net assets) and interest expense, but excludes taxes, brokerage commissions and extraordinary expenses. If such excluded expenses were incurred, Fund expenses would be higher. The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred provided that the aggregate amount actually paid by the Fund toward the operating expenses in any month (taking into account the recoupment) will not cause the Fund to exceed the lesser of: (1) the expense cap in place at the time of the fee waiver and/or expense reimbursement; or (2) the expense cap in place at the time of the recoupment.
(2)    Subject to shareholder approval of the new advisory agreement and the subadvisory agreement with Greenhouse, the Advisor has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.50% of average daily net assets for the Investor Class shares and 1.25% of average daily net assets for the Institutional Class shares. The Advisor’s expense reimbursement agreement includes the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies (to the extent, in the aggregate, such expenses exceed 0.0049% of the Fund’s net assets) and interest expense, but excludes taxes, brokerage commissions and extraordinary expenses. If such excluded expenses were incurred, Fund expenses would be higher. The agreement will continue in effect through at least April 30, 2025 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors. The Advisor is not entitled to recoup any fees waived and/or expenses reimbursed under the agreement.

Examples

The Examples below are intended to help you compare the cost of investing in the Fund under the current advisory fee rate and existing expense cap/reimbursement agreement during the fiscal year ended December 31, 2020, with the cost of investing in the Fund assuming the increased advisory fee rate and new expense cap/reimbursement agreement had been in effect for the fiscal year ended December 31, 2020. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, and that the Fund’s total operating expenses remain the same. Please note that the one-year number below for the Investor and Institutional Classes takes into account the existing expense cap/reimbursement agreement and the one- and three-year numbers below for the pro forma Investor and Institutional Classes takes into account the new expense cap/reimbursement agreement, both of which are described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$97	$450	$827	$1,886
Investor Class	$122	$527	$957	$2,155
Pro Forma – Institutional Class	$127	$397	$776	$2,074
Pro Forma – Investor Class	$153	$474	$907	$2,340

These Examples are for comparison purposes only and are not a representation of the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.

Board Considerations – Approval of New Advisory Agreement

The Board, which is comprised solely of directors who are not “interested persons” (as defined under the 1940 Act) of the Company (“Independent Directors”), reviewed the New Advisory Agreement at a special meeting held on September 7, 2021. In determining whether to approve the New Advisory Agreement, the Board evaluated information relevant to its consideration of the New Advisory Agreement at the September meeting. The Board also evaluated the New Advisory Agreement in light of information it had requested and received from the Advisor in connection with meetings held on August 17 and August 24, 2021 and the conclusions it had reached in connection with the approval of the Prior Advisory Agreement between the Company and the Advisor with respect to the Fund on August 24, 2021. The Board also considered its regular discussions with management regarding the viability and performance challenges of the Fund. The Board noted that the Advisor had undertaken a strategic review of alternatives to improve performance of the Fund and the Small/Mid Cap Value Fund, the two equity funds managed by the Advisor’s value investing team (together, the “Value Funds”), and had introduced the proposal to reorganize the Funds and retain Greenhouse, an affiliated investment advisor, as subadvisor to the combined Fund at the Board’s May 2021 meeting. The Advisor recommended the replacement of the Advisor’s portfolio management team for the Fund and the adoption of new advisory and subadvisory agreements because the Advisor believes that the retention of Greenhouse could result in enhanced net of fees returns to shareholders while allowing shareholders to continue to pursue their investment goals through a similar fund that invests in smaller companies. At the May 2021 meeting, the Advisor noted that after considering a number of options, including liquidation of the Value Funds, it recommended that the Funds be combined, that Greenhouse be retained to manage the reorganized Fund and that Joseph Milano (Greenhouse’s Chief Investment Officer) serve as portfolio manager with a small-cap investment strategy consistent with Greenhouse’s long only private fund. The Advisor informed the Board that Greenhouse is registered investment adviser based in Baltimore, Maryland and an affiliate of the Advisor. The Advisor introduced a proposed advisory fee of 1.25%, a subadvisory fee of 1.00% and a total net expense ratio of 1.25% for Institutional Class shares of the combined Fund. Representatives of the Advisor noted that the Advisor has a long history with Greenhouse and Mr. Milano, resulting in a high degree of confidence in Greenhouse’s capabilities.

Following the May 2021 meeting, the Board received additional information at a presentation held in July 2021 at which Mr. Milano discussed his background and Greenhouse’s history with the Advisor and provided information about Greenhouse’s investment philosophy, other accounts managed, fee structure, personnel and the firm’s long-only investment strategy. The presentation noted that Mr. Milano has prior experience managing a mutual fund at T. Rowe Price and Mr. Milano and Greenhouse have a strong performance record in managing a long-only equity strategy focused on smaller companies. At the July 2021 presentation, the Advisor provided performance and fee comparison data, comparing Greenhouse’s long-only equity strategy and the proposed fee structure for the Acquiring Fund to other small cap and small cap blend mutual funds, as well as information about the projected revenue split between the Advisor and Greenhouse. The Board also considered proposed changes to the Fund’s name and benchmark index to the Russell 2000® Index to better align with Greenhouse’s opportunistic style, which may include both growth and value holdings.

After the July 2021 presentation, the Board requested additional information from the Advisor. As part of its discussions with the Advisor, the Board also considered the proposed advisory and subadvisory fees and the potential impact on existing shareholders of the Funds as well as proposed changes to the Fund’s name, strategy, benchmark index and diversification status under the 1940 Act, which is subject to shareholder approval, given that the Greenhouse team runs a concentrated strategy that invests a relatively higher percentage of assets in those investments that Greenhouse believes offer the most favorable opportunity for investment.

At the September 7, 2021 meeting, the Board considered additional information, including the following: (1) memoranda and related materials provided to the Board in advance of the September 7, 2021 meeting that discussed management’s rationale for recommending the retention of Greenhouse, which would necessitate the adoption of a New Advisory Agreement for the Fund; (2) responses from the Advisor to questions posed by legal counsel on behalf of the Board; and (3) other supporting documentation, including (a) a copy of the New Advisory Agreement, (b) information about the services to be provided by the Advisor under the agreement, (c) a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, providing various comparative fee, expense and performance data, (d) an analysis regarding the effect the increased advisory fee and the subadvisory fee payable to Greenhouse would have on the profitability of the Advisor as investment advisor to the Fund; and (e) a memorandum provided by the Company’s legal counsel regarding the Board’s duties in considering the New Advisory Agreement. The Board also reviewed information about the Advisor’s organizational structure and the ownership interest held in Greenhouse by the Advisor’s parent company, the terms of the proposed expense cap/reimbursement agreement with the Advisor and a proposed plan of conversion whereby Investor Class shares would be converted to Institutional Class shares of the Fund concurrent with the retention of Greenhouse as subadvisor to the Fund.

The Board discussed the New Advisory Agreement and information provided by the Advisor with representatives of the Advisor and legal counsel to the Company. In considering the New Advisory Agreement, the Board also took into account relevant information reviewed periodically throughout the year, including information about the extent and quality of services provided by the Advisor to the Fund, information about the Advisor’s personnel, resources and financial condition, management fee and other expense information and discussions with the Advisor and the Fund’s portfolio manager regarding the Fund’s performance and asset flows. The Board also considered other due diligence information provided by the Advisor in response to a request from the Board in connection with the Advisor’s 15(c) renewal in August 2021, including information about the Advisor’s services, personnel, financial condition and compliance capabilities.

In considering the New Advisory Agreement, the Board reviewed and analyzed various factors with respect to the Fund that it determined were relevant, including the factors below, and made the following conclusions. In their deliberations, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Fund, noting that the Advisor has served as the Fund’s investment advisor since its inception in 2012. The Board noted the Advisor’s long-term relationship with the Company and the services the Advisor provides to the Fund and the other series of the Company. The Board discussed the fact that the Advisor had determined that it was in the best interest of the Fund and its shareholders to be managed by Greenhouse and had selected Greenhouse to make the day-to-day investment decisions for the Fund. The Board discussed the Advisor’s responsibilities for overseeing Greenhouse as subadvisor and for monitoring the Fund’s compliance with applicable requirements under the securities laws, in addition to other services that will continue to be provided by the Advisor to the Fund. The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Fund was appropriate and that the Fund was likely to benefit from services provided under the New Advisory Agreement.

Investment Performance of the Advisor and the Fund

As part of its annual contract review at the August 24, 2021 meeting, the Board reviewed information as of June 30, 2021 regarding the Fund’s performance in comparison to its benchmark index and peer group as determined by Lipper. The Board noted that Lipper classifies the Fund as a core fund whereas the Advisor considers the Fund under its current investment strategy to be appropriately classified as a value fund, which has impacted the Fund’s Lipper peer group performance. At that meeting, the Board noted that the Fund had experienced good absolute performance in the past year but had lagged the peer group average and benchmark index for the one‑year, three-year, five‑year and since-inception periods. The Board also considered the Advisor’s commentary and discussion of the reasons for the Fund’s underperformance during such periods. At the September 7, 2021 meeting, in considering the Fund’s performance, the Board considered the Advisor’s recommendation to retain Greenhouse as the Fund’s subadvisor and the information discussed below under Proposal 2 regarding Greenhouse’s performance. After considering all of the information, the Board concluded that the Fund and its shareholders were likely to benefit from the Advisor’s management under the New Advisory Agreement.

Costs of Services Provided and Profits Realized by the Advisor

The Board examined the new investment advisory fee rate under the New Advisory Agreement and the proposed net expense ratio of the Institutional Class shares of the Fund under the new expense cap/reimbursement agreement compared to (1) other funds in the same Morningstar category and (2) a smaller peer group of similar funds to the Fund under Greenhouse’s proposed management, as selected by Broadridge (the “Expense Group”). The Board noted that the advisory fee under the New Advisory Agreement (1.25%) is higher than the advisory fee under the Prior Advisory Agreement (0.85%). The Board noted that the contractual advisory fee was above the median for all mutual funds in the small blend Morningstar category, which is how the Fund is expected to be classified under Greenhouse’s management, and above the Expense Group median, and the Fund’s total net expense ratio for Institutional Class shares was above the Morningstar category median and Expense Group median. The Board noted that the Advisor would pay 1.00% of the 1.25% advisory fee to Greenhouse as a subadvisory fee and almost all other expenses, other than the Rule 12b-1 fee for Investor Class shares and certain other excluded expenses, would be borne by the Advisor under the terms of the expense cap/reimbursement agreement, which would be in place through at least April 30, 2025. The Board also noted that in connection with the New Advisory Agreement, existing Investor Class shareholders would be converted to Institutional Class shares and would be granted a waiver from the investment minimum otherwise applicable to Institutional Class shares.

As part of its review at the August 24 and September 7 meetings, the Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Fund and the profitability to the Advisor of having a relationship with the Fund, as well as the projected profitability information under the new fee structure. The Board noted that based on the pro forma profitability analysis prepared by the Advisor, the Advisor did not expect to realize profits in connection with its management of the Fund during its initial year of operation under the New Advisory Agreement. The Board noted that the Advisor had waived significant fees and/or reimbursed expenses for the Fund since inception. At the August 24 meeting, the Board considered the general financial condition of the Advisor and determined it to be sound.

The Board noted that under the New Advisory Agreement, the Advisor’s parent company would indirectly receive a portion of the subadvisory fee due to its ownership interest in Greenhouse and considered the projected total revenue split between the firms, the portion of the advisory fee to be retained by the Advisor and the services the Advisor would continue to provide the Fund. The Board also considered that the proposed increase in advisory fee is needed for the Advisor to retain the services of Greenhouse, which is expected to result in improved net of fee performance for shareholders, and that Greenhouse has a strong performance track record for its long-only private equity fund managed in a similar strategy as the strategy proposed for the Fund. In light of all of the information that it received and considered, the Board concluded that the proposed advisory fee and total expense ratio for the Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board compared the Fund’s proposed fees and expenses to the Broadridge comparative data and discussed potential economies of scale. The Board noted that the Fund’s advisory fee structure under the New Advisory Agreement does not contain any breakpoint reductions as the Fund grows in size. However, the Board noted that the Advisor had committed to review the possibility of incorporating breakpoints in the future should assets grow significantly. The directors concluded that the proposed fee structure of the Fund was reasonable given the Fund’s current and projected asset size under the New Advisory Agreement.

Benefits Derived from the Relationship with the Fund

The Board noted that the Advisor currently derives ancillary benefits from its association with the Fund in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Fund. The Board determined such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision making process. The Board noted that the Advisor would no longer receive research products and services with respect to trades executed by the Fund if Greenhouse becomes the Fund’s subadvisor.

The Board noted that affiliates of the Advisor would benefit from Greenhouse’s financial performance due to the Advisor’s parent company’s ownership interest in Greenhouse. The Board also noted that representatives of the Advisor’s parent company hold seats on the board of managers of the general partner of Greenhouse. The Board considered potential conflicts of interest in the Advisor’s retention of Greenhouse, noting that the Advisor would benefit from any amount of the advisory fee retained by the Advisor and also indirectly from the subadvisory fee, and thus may have an incentive not to replace Greenhouse in the case of underperformance. However, the Board considered that the Advisor has a fiduciary duty to recommend that Greenhouse be selected or retained only when it is in the best interest of the Fund and its shareholders. The Board concluded that the other benefits to be realized from its relationship with the Fund and Greenhouse were reasonable.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the New Advisory Agreement, the directors, all of whom are Independent Directors, concluded that the approval of the New Advisory Agreement was in the best interest of the Fund and its shareholders.

Based on all of the foregoing, the Board recommends that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

PROPOSAL 2: APPROVAL OF THE SUBADVISORY AGREEMENT
BETWEEN THE ADVISOR AND GREENHOUSE

Shareholders of the Fund are being asked to approve a subadvisory agreement (the “Subadvisory Agreement”) between the Advisor and Greenhouse Funds LLLP (“Greenhouse”) with respect to the Fund. Under the Subadvisory Agreement, Greenhouse will manage the Fund’s assets in accordance with the Fund’s investment objective and strategies as described in this proxy statement and the Fund’s prospectus, as supplemented to date. The Board, which is comprised solely of Independent Directors, has approved the Subadvisory Agreement between the Advisor and Greenhouse and has approved submitting the Subadvisory Agreement to shareholders of the Fund for approval.

The Advisor recommended the retention of Greenhouse as subadvisor to the Fund because it believes Greenhouse’s management will allow the Fund to pursue an investment strategy that could result in enhanced net of fees returns to shareholders while continuing to invest generally in smaller companies. In selecting securities for the Fund, Greenhouse will employ bottom-up research and fundamental analyses with a focus on valuation and a favorable risk/return profile in selecting securities for the Fund. The Fund will continue to pursue an investment objective of long-term capital appreciation.

If shareholders approve the retention of Greenhouse as subadvisor to the Fund, Greenhouse is expected to begin managing the Fund on or about December 13, 2021. It is anticipated that a substantial portion of the securities held by the Fund will be disposed of to align the portfolio to Greenhouse’s investment strategy. The realignment is expected to result in increased portfolio turnover which may result in increased trading costs and increased taxable distributions to shareholders. In addition, shareholders who are not tax exempt may experience tax consequences as the Fund’s portfolio is transitioned to the new strategy. The Fund will generate capital gains or losses on the sale of its portfolio securities. The amount of capital gains generated could be significant and the Fund would be required to distribute those capital gains to shareholders. You should consult your tax advisor for further information about federal, state and local tax consequences relative to your specific situation.

The securities that will be sold and the amount and timing of such sales will depend on future events as Greenhouse evaluates market sectors that are favorable for investment under prevailing market and economic conditions, and will also be impacted by the outcome of Proposal 3, for the Fund to operate as a non-diversified fund under the 1940 Act. As of the date of this proxy statement, Greenhouse cannot make any reasonable assumptions about the securities that it will sell, or the amount or timing of such sales.

The remainder of this section provides more detail about the Subadvisory Agreement, Greenhouse, additional information on Board considerations specific to the Subadvisory Agreement and concludes with the recommendations of the Board.

Subadvisory Agreement

The Advisor and Greenhouse have proposed to enter into the Subadvisory Agreement with respect to the Fund to be effective on or about December 13, 2021, subject to shareholder approval of the Subadvisory Agreement and provided shareholders of the Fund have also approved Proposal 1. In accordance with the 1940 Act, the Subadvisory Agreement requires the approval of (1) the Board, including a majority of the Independent Directors, and (2) the shareholders of the Fund.

Based on the considerations described below under “Board Considerations,” the Board, including all of the Independent Directors, unanimously approved the Subadvisory Agreement for the Fund.

Summary of the Material Terms of the Subadvisory Agreement

As described below in more detail, the Board has approved the Subadvisory Agreement pursuant to which Greenhouse will act as subadvisor to the Fund. The form of the Subadvisory Agreement is attached as Annex B, and the description of the Subadvisory Agreement is qualified in its entirety by the reference to Annex B.

Subadvisory Duties. Under the Subadvisory Agreement, Greenhouse has the sole and exclusive responsibility for making all investment decisions for the Fund, including the purchase, retention, monitoring and disposition of investments, in accordance with the Fund’s investment objective, policies and restrictions and subject to the supervision of the Advisor.

Brokerage. Under the Subadvisory Agreement, the Subadvisor is authorized and directed to establish and maintain accounts on behalf of the Fund and place orders for the purchase and sale of investments with brokers or dealers subject to the supervision of the Board and the Advisor. In compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadvisor may cause the Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the Subadvisor determines in good faith that the commission paid was reasonable in relation to the brokerage and research services provided.

Expenses. The Subadvisory Agreement provides that the Subadvisor shall bear its own expenses in connection with providing services under the agreement, but that the Subadvisor is not responsible for the cost of investments or the Fund’s or the Advisor’s expenses. The Subadvisory Agreement provides that the Subadvisor is responsible for the costs relating to any special meeting of the Board or shareholders of the Fund convened due to a change of control or otherwise for the primary benefit of the Subadvisor.

Compensation. In return for the services provided under the Subadvisory Agreement, the Advisor will pay Greenhouse a subadvisory fee equal to an annual rate of 1.00% of the average daily net assets of the Fund, which fee is computed daily and paid monthly. The subadvisory fee is paid by the Advisor and thus has no effect on the expenses paid by the Fund.

Limitation on Liability. The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations under the agreement on the part of the Subadvisor, the Subadvisor shall not be subject to any liability to the Advisor for any act or omission in the course of or connected with the rendering of services by the Subadvisor or for any loss suffered by the Advisor, the Company, the Fund or its shareholders in connection with the agreement, including investment losses. Greenhouse and the Advisor are subject to indemnity obligations in the event of their respective willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the agreement.

Term. If the shareholders of the Fund approve the Subadvisory Agreement, the Subadvisory Agreement will be effective with respect to the Fund on or about December 13, 2021. The Subadvisory Agreement has an initial term of two years from the effective date. Thereafter, the Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act or the rules and regulations thereunder or SEC exemptive relief.

Termination. The Subadvisory Agreement will terminate automatically in the event of assignment and may be terminated at any time by the shareholders of the Fund or the Board of Directors of the Company upon not more than 60 days’ written notice to the subadvisor, or by the Advisor or Subadvisor upon not less than 120 days’ written notice to the Advisor, the Subadvisor, the Company and the Fund (as applicable). The agreement may also be terminated by mutual consent of the Advisor and Subadvisor.

Amendments. The Subadvisory Agreement requires any amendments to be approved by the Board, including a majority of the Independent Directors, or by the Advisor, and if required by the 1940 Act, the shareholders of the Fund.

Other Provisions. The Subadvisory Agreement provides that the Subadvisor shall be responsible for voting proxies with respect to the Fund and for exercising all rights of security holders with respect to securities held by the Fund. The Subadvisory Agreement includes provisions regarding the Subadvisor’s obligations under the 1940 Act and other regulatory requirements as well as under the Fund’s compliance program. The Subadvisory Agreement contains an exclusivity provision pursuant to which Greenhouse has agreed not to advise another long-only mutual fund or exchange-traded fund other than the Fund that invests primarily U.S. equity securities similar in type to those in which Greenhouse invests for its long-only private investment fund, except as consented to by the Advisor. This exclusivity provision will not apply if after five years the Fund does not have assets of at least $200 million, the Advisor or the Board terminates the Subadvisory Agreement or if the Advisor and Greenhouse mutually terminate the Subadvisory Agreement.

Agreement for Asset Management Services. The Advisor and Subadvisor have entered into an agreement with respect to the Fund. The agreement provides that Greenhouse’s investment personnel will provide marketing assistance to the Advisor with respect to the Fund and sets forth the parties’ compliance obligations and provisions related to trade allocation and Greenhouse’s right to close the Fund if needed to effectively provide subadvisory services to the Fund.

Information about Greenhouse Funds LLLP

Greenhouse Funds LLLP is a Delaware limited liability limited partnership located at 650 South Exeter Street, Suite 1080, Baltimore, Maryland 21202. Greenhouse is an SEC-registered investment adviser founded by Joseph Milano in June 2013. Greenhouse provides investment advisory services to private funds (hedge funds and long-only funds). As of September 30, 2021, Greenhouse had approximately $790 million of assets under management.

Management and control of Greenhouse are vested exclusively in its general partner (Greenhouse GP LLC), subject to certain consent rights of BFC, which has a minority ownership interest in Greenhouse and representation on the board of managers of its general partner. Joseph Milano (directly and through a revocable trust) owns a minority ownership interest in Greenhouse and 100% of its general partner. Therefore, BFC and Mr. Milano may be deemed to control Greenhouse and the Advisor and Subadvisor are considered affiliates.

The following table sets forth the name, position and principal occupation of (1) each principal officer of Greenhouse and (2) each member of the Board of Managers of Greenhouse GP LLC. The address for Mr. Milano, Mr. Mitchell, Mr. Morris and Mr. Reese is c/o the Subadvisor, 650 South Exeter Street, Suite 1080, Baltimore, Maryland 21202. The address for Mr. Maxwell and Mr. Neis is c/o the Advisor, 777 East Wisconsin Avenue, Milwaukee, WI 53202. Mr. Milano, Mr, Mitchell and Mr. Morris do not have a principal occupation that is different than the position listed under “Position with Greenhouse Funds LLLP.”

Name	Position with Greenhouse Funds LLLP	Principal Occupation
Joseph Milano	Chief Investment Officer, Member of Board of Managers of Greenhouse GP LLC	None
Patrick Mitchell	Chief Financial Officer/ Chief Compliance Officer	None
Charles Morris	Chief Operating Officer, Member of Board of Managers of Greenhouse GP LLC	None
Terrance Maxwell	Member of Board of Managers of Greenhouse GP LLC	Managing Director and Chief Financial Officer of the Advisor
John Neis	Member of Board of Managers of Greenhouse GP LLC	Managing Director of the Advisor and Partner of Baird Principal Group
Richard Reese	Member of Board of Managers of Greenhouse GP LLC	Retired, former Chief Executive Officer of Iron Mountain Inc.

Portfolio Manager. Joseph Milano, CFA, will be primarily responsible for the day-to-day management of the Fund. Mr. Milano is Founder and Chief Investment Officer of the Subadvisor, having served in such capacities since establishing the Subadvisor in June 2013. Mr. Milano is portfolio manager of the Greenhouse Master Fund LP and Greenhouse Long Only Master Fund LP, two private funds of which the Subadvisor is the investment manager. Mr. Milano previously served as portfolio manager of the T. Rowe Price New America Growth Fund from July 2002 through May 2013. Mr. Milano previously served as a vice president of T. Rowe Price, which he joined in 1996. Mr. Milano earned his B.A. from Duke University in 1994.

Greenhouse provides investment advisory services to private investment funds and investment subadvisory services to certain private funds and institutional clients. Greenhouse has not previously served as an investment advisor or subadvisor to a registered investment company.

Board Considerations – Approval of Subadvisory Agreement

The Board reviewed the Subadvisory Agreement at a special meeting held on September 7, 2021. The Board was provided with materials relevant to its consideration of the Subadvisory Agreement, including a copy of the proposed Subadvisory Agreement, information regarding the process by which the Advisor selected and recommended Greenhouse as the subadvisor to the Fund, alternatives considered to the retention of Greenhouse, the fees proposed to be paid by the Advisor to Greenhouse, information regarding Greenhouse’s investment strategy, other accounts under management, personnel, related performance, compliance program and operations, information regarding Greenhouse’s financial condition and other information in response to questions posed by legal counsel on behalf of the Board. The Board also considered the terms of an agreement for asset management services between the Advisor and Greenhouse. The Board discussed the Subadvisory Agreement and the information provided by the Advisor and Greenhouse in response to the Board’s request with the representatives of the Advisor at the September meeting. As discussed above under Proposal 1, the Board had received additional information about Greenhouse and had met with the proposed portfolio manager of the Fund prior to the September meeting.

In considering the Subadvisory Agreement, the Board reviewed and analyzed various factors with respect to the Fund that it determined were relevant, including the factors below, and made the following conclusions. In their deliberations, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services to be Provided by Greenhouse

The Board considered Greenhouse’s qualifications and background, as well as the qualifications of its personnel and its expertise in small- and mid-cap equity investing. The Board noted that Greenhouse currently managed two core products that are private investment funds, a long/short equity fund and a long-only equity fund, and that Greenhouse employs a bottom-up fundamental analysis with a longer-term investment horizon. The Board noted that Joseph Milano, the proposed portfolio manager for the Fund, had previously managed a mutual fund at T. Rowe Price before founding Greenhouse in 2013. The Board considered that under the Subadvisory Agreement, Greenhouse will provide subadvisory services consisting of managing the Fund’s investments in accordance with the Fund’s investment objective, strategies and limitations, voting proxies and implementing compliance policies and procedures. The Board also considered an agreement between the Advisor and Greenhouse regarding marketing and other services to the Fund, noting that the Value Funds to date have not grown to scale. The Board concluded that the nature, extent and quality of the services to be provided by Greenhouse to the Fund were appropriate and that the Fund was likely to benefit from services provided by Greenhouse under the Subadvisory Agreement.

Investment Performance of Greenhouse

The Board reviewed and considered performance data for Greenhouse’s long-only equity strategy, consisting of the performance of the Greenhouse long-only equity fund and pro forma performance of the long book of Greenhouse’s long/short equity fund. The Board also considered the Advisor’s commentary regarding Greenhouse’s risk metrics and upside/downside capture metrics. The Board also considered comparative performance information provided by Broadridge with respect to the Greenhouse long-only strategy as well as net performance vs. expense data. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from Greenhouse’s management.

Costs of Services to be Provided and Profitability

The Board considered the proposed fee payable under the Subadvisory Agreement, noting that the fee would be paid by the Advisor (not the Fund). In considering the level of the subadvisory fee, the Board noted that it is commensurate with the fee payable by investors in Greenhouse’s long-only fund for one of the fee schedules available for that fund, but at a much higher investment minimum and that the subadvisory fee was determined following negotiations between the Advisor and Greenhouse. In addition, the Board noted that Greenhouse will be required to provide additional services to the Fund given the increased regulatory requirements associated with a registered investment company. The Board concluded that the proposed subadvisory fee was appropriate. The Board did not consider the cost of services provided by Greenhouse or Greenhouse’s projected profitability because the subadvisory fee is paid by the Advisor.

Economies of Scale and Fee Levels Reflecting Those Economies

Given that the subadvisory fee is paid by the Advisor and not the Fund and given the current and projected level of assets in the Fund, the Board did not consider economies of scale to be a material factor in its consideration of the Subadvisory Agreement. However, the Board determined to closely monitor asset growth in the Fund and the potential for economies of scale.

Benefits to be Derived from the Relationship with the Fund

The Board noted that the under the Subadvisory Agreement, Greenhouse is entitled to receive research products and services received from broker-dealers who execute portfolio trades for the Fund. The Board considered that Greenhouse may benefit from some reputational benefits by virtue of its management of the Fund. The Board concluded that the other benefits to be realized by Greenhouse from its relationship with the Fund were reasonable.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the Subadvisory Agreement, the directors, all of whom are Independent Directors, concluded that the approval of the Subadvisory Agreement was in the best interest of the Fund and its shareholders.

Based on all of the foregoing, the Board recommends that shareholders of the Fund vote FOR the approval of the Subadvisory Agreement.

PROPOSAL 3: CHANGE IN FUNDAMENTAL INVESTMENT LIMITATION
REGARDING DIVERSIFICATION

The Board has proposed that shareholders of the Fund approve an amendment to the Fund’s fundamental investment restriction regarding diversification.

Current Fundamental Investment Limitation	Proposed Fundamental Investment Limitation
The Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.	The Fund may not, with respect to 50% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and the securities of other regulated investment companies) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The 1940 Act requires every mutual fund to be classified as either a “diversified” fund or a “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s classification from a diversified fund to a non-diversified fund. A diversified fund is limited as to the amount it may invest in any single issuer. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (see “Current Fundamental Investment Limitation” above). These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not subject to the limits of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

When the Fund commenced operations on May 1, 2012, it was intended to be classified and operated as a diversified fund. However, due to the proposed appointment of Greenhouse as subadvisor, shareholders are being asked to approve a change in the Fund’s classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act. Greenhouse uses a different investment strategy than the Advisor in selecting securities for the Fund and desires to change the Fund’s diversification status to “non-diversified.” Under the Advisor’s portfolio management, the Fund held 50 holdings as of September 30, 2021. The Fund is expected to hold a more limited number of investments if Greenhouse is retained as subadvisor, typically 25‑50 holdings.

If the Fund becomes non-diversified, the Fund may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund continued to hold a more diversified portfolio. Greenhouse believes that managing the Fund as a non-diversified investment company will be beneficial to shareholders over time because it will allow Greenhouse to run a focused portfolio of equity securities that qualify for inclusion in the portfolio based on Greenhouse’s investment philosophy and could help the Fund outperform its benchmark index.

To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Fund takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if Greenhouse had invested Fund assets in more issuers. Please note that the Fund has maintained and intends to continue to maintain the required level of diversification and otherwise conduct its operations so as to continue to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended.

If shareholders approve the New Advisory Agreement and the Subadvisory Agreement, but do not approve the reclassification of the Fund’s diversification status to non-diversified, Greenhouse will continue to manage the Fund as a diversified fund.

Board Considerations – Change in the Fund’s Diversification Status

At the meeting held on September 7, 2021, the Board considered the proposal to operate the Fund as a “non-diversified” Fund and voted unanimously to approve the proposal. In determining to recommend approval of the proposal, the Board considered, among other factors, Greenhouse’s statement that it believes the Fund would benefit from changing its classification to non-diversified because it would allow the Fund greater flexibility to hold larger positions in the securities of certain companies that Greenhouse recommends. The Board further considered Greenhouse’s statement that the non-diversification classification is important to its strategy and noted the Advisor’s explanation that the Greenhouse team runs a concentrated strategy that invests a relatively higher percentage of assets in those investments that Greenhouse believes are the most favorable opportunity for investment, which they believe has generated a significant amount of the strategy’s past outperformance. In this regard, the Board considered Greenhouse’s strong performance track record for its long-only private equity fund, which is managed in a similar strategy as the strategy proposed for the Fund. The Board considered that a fund that invests a larger percentage of its assets in a smaller number of issuers could be more susceptible to negative events affecting those issuers and also considered the Advisor’s analysis of Greenhouse’s strategy and conclusion that concentrated strategies like Greenhouse’s do not necessarily carry incremental risk, based on standard deviation and upside and downside capture metrics.

The Directors also noted that Greenhouse would manage the Fund as a diversified fund in the event that the proposal to reclassify the Fund as non-diversified is not approved by shareholders. Based on the Advisor’s and Greenhouse’s recommendations, the Board unanimously approved the proposal to change the Fund’s diversification status to non-diversified, subject to approval by shareholders of the Fund.

If shareholders approve the proposal, the changes will take effect in connection with the retention of Greenhouse as subadvisor to the Fund. If shareholders do not approve the proposal, the Fund will continue to operate as a “diversified” fund and the related fundamental investment restriction will remain in effect.

The Board recommends that shareholders of the Fund vote FOR the approval of the proposal.

OTHER INFORMATION

Shares Outstanding. As of the Record Date, there were 2,050,488.24 Institutional Class shares and 19,037.06 Investor Class shares of the Fund that were entitled to vote at the special meeting.

Share Ownership Information. As of the Record Date, the officers and directors of the Company, as a group, owned 4.6% of the Fund’s outstanding Institutional Class shares. Unless otherwise noted below, as of the Record Date, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of the Fund’s outstanding shares.

Baird SmallCap Value Fund

Name and Address	Type of Ownership	% Ownership of Fund	Fund Class
Happy State Bank 701 South Taylor Street, Suite 200 Amarillo, TX 79101-2425	Beneficial	38.38%	Investor
National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Record	27.02%	Investor
TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Record	12.33%	Investor
Charles Schwab & Co., Inc. For the Sole Benefit of Its Customers 211 Main Street San Francisco, CA 94105-1905	Record	8.20%	Investor
Attn NPIO Trade Desk DCGT as TTEE and/or CUST FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001	Record	38.70%	Institutional
Baird Non-Qualified Compensation Plan c/o Robert W. Baird & Co. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Record	5.49%	Institutional
Baird Foundation 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Beneficial	18.72%	Institutional
Baird Profit Sharing and Savings Plan c/o Robert W. Baird & Co. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Record	37.98%	Institutional
Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Record	25.55%	Institutional

The Company believes that Robert W. Baird & Co. Incorporated (the Advisor), in its capacity as sponsor of the Baird Profit Sharing & Savings Plan and the Baird Non-Qualified Compensation Plan, owned a controlling interest in the Fund as of the Record Date. Shareholders with a controlling interest could affect the outcome at the special meeting.

Proxies. Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling the toll-free number on the enclosed proxy card to reach an automated touchtone voting line; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card. If voting by phone or the Internet, you should have your proxy card near you because you will need to provide the Control Number shown on that card. Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposals and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting. Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof. Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum. A quorum must be present at the meeting for the transaction of business. Under the Company’s By-Laws, a quorum is defined as the presence, in person or by proxy, of a majority of the issued and outstanding common stock of the Fund entitled to vote at the meeting. Abstentions, if any, will be treated as shares present for purposes of determining the quorum but do not represent votes cast for any proposal.

In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the presiding officer or secretary of the meeting may propose one or more adjournments of the meeting to a later date (not more than 120 days after the original Record Date) to permit further solicitation of proxies without further notice, other than an announcement at the meeting. Any such adjournment will require the affirmative vote of a majority of shares of the Fund represented at the meeting to be adjourned. When voting on a proposed adjournment, the persons named as proxies will vote all proxies in accordance with the instructions on your proxy card for Proposal 4 and in their discretion, shares represented by proxies that reflect abstentions.

Interests of Certain Parties in the Proposals; Potential Conflicts of Interest. The Advisor has financial interests in the proposals because it will receive advisory fees from the Fund under the New Advisory Agreement and its parent company has an ownership interest in Greenhouse. Greenhouse has a financial interest in Proposal 2 because it will become the subadvisor to the Baird Equity Opportunity Fund and will receive fees from the Advisor for its services as subadvisor to the Fund if the proposal is approved by shareholders.

The Advisor and Greenhouse are affiliates, which may present certain potential conflicts of interest. The Advisor’s retention of Greenhouse presents a potential conflict of interest because the Advisor may have financial and non-financial incentives for selecting Greenhouse over other subadvisors. An investment adviser may be inclined to act in its own interest by recommending to shareholders the services of an affiliated subadvisor that provide benefits to the investment advisor, instead of recommending the services of a subadvisor that is in the best interest of the shareholders. Greenhouse will benefit from increased advisory fees paid to the Advisor by receiving subadvisory fees. In addition, the Advisor or its affiliates will benefit from the net advisory fee retained by the Advisor and also indirectly from the subadvisory fee paid by the Advisor to Greenhouse. However, the Advisor, in recommending to the Board the appointment of Greenhouse, has a fiduciary duty to act in the best interests of the Fund and its shareholders. The Advisor has a duty to recommend that Greenhouse be selected only when the Advisor believes it is in the best interests of the Fund’s shareholders. In addition, the Board maintains ultimate oversight over the Fund and its advisory and subadvisory arrangements.

Required Vote.

All Proposals. In order for a proposal to be approved with respect to the Fund, it must be approved by the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this proxy statement, means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at the meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions will have the effect of a “no” vote on each proposal. It is the Company’s understanding that, due to the nature of the proposals at the meeting being “non-routine” matters, there will not be any “broker non-votes” (i.e. proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) at the meeting. Shares of the Investor Class and Institutional Class will vote together on the proposal as a single class.

Implementation of Proposals. If all of the proposals are approved, the New Advisory Agreement and the Subadvisory Agreement will become effective on or about December 13, 2021, and the change in the Fund’s fundamental investment limitation will be implemented as soon as practicable thereafter. If both Proposal 1 and Proposal 2 are not approved by shareholders of the Fund, the Prior Advisory Agreement will remain in effect, the Fund’s fundamental investment limitation will remain unchanged and the Board will consider what actions, if any, may be appropriate, including the liquidation of the Fund.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Company primarily by mail. The solicitation may also include telephone, email, Internet, video or oral communications by certain officers of the Company or officers or employees of the Advisor, who will not be paid for these services. The Advisor will pay the costs of the special meeting and the expenses incurred in connection with the solicitation of proxies. The Advisor will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Fund. Broadridge Financial Solutions, Inc. has been retained to assist in the tabulation of proxies at an estimated cost of $6,000.

Other Information. As noted above, the Fund’s investment adviser is Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Advisor also serves as principal underwriter and distributor of shares of the Fund. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator, transfer agent, dividend disbursing agent, and fund accountant for the Fund.

Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon writing to Baird Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202‑0701, on the Company’s website at www.BairdFunds.com or by calling, toll‑free, 1-866-442-2473.

Householding. The SEC has adopted rules that permit investment companies, such as the Company, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders.

If you participate in householding and unless the Company has received contrary instructions, only one copy of this proxy statement will be mailed to two or more shareholders who share an address. If you want to receive multiple copies of these materials or request householding in the future, please contact the Company at the address and/or telephone number set forth above. Individual copies of reports will be sent to you within 30 days after the Company receives your request to stop householding.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the proposals set forth above. If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Company is generally not required to hold an annual meeting of shareholders and the Company generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under the 1940 Act. By observing this policy, the Company seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund or the Company hereafter called should send the proposal to the Secretary of the Company at the Company’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors,

/s/ Charles M. Weber
Charles M. Weber
Secretary

Milwaukee, Wisconsin
November 4, 2021

ANNEX A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is entered into as of the ___ day of ______, 2021, between Baird Funds, Inc., a Wisconsin corporation (the “Corporation”), and Robert W. Baird & Co. Incorporated, a Wisconsin corporation (the “Advisor”).

W I T N E S S E T H

WHEREAS, the Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation is authorized to create separate series, each with its own separate investment portfolio (the “Funds”), and the beneficial interest in each such series will be represented by a separate series of shares (the “Shares”).

WHEREAS, the Advisor is a registered investment advisor, engaged in the business of rendering investment advisory services.

WHEREAS, in managing the Corporation’s assets, as well as in the conduct of certain of its affairs, the Corporation seeks the benefit of the Advisor’s services and its assistance in performing certain managerial functions. The Advisor desires to furnish such services and to perform the functions assigned to it under this Agreement for the consideration provided for herein.

NOW THEREFORE, the parties mutually agree as follows:

1.APPOINTMENT OF THE ADVISOR. The Corporation hereby appoints the Advisor as investment advisor for each of the Funds of the Corporation on whose behalf the Corporation executes an Exhibit to this Agreement, and the Advisor, by execution of each such Exhibit, accepts the appointments. Subject to oversight by the Board of Directors (the “Board” or the “Directors”) of the Corporation, the Advisor shall manage the investment and reinvestment of the assets of each Fund in accordance with the Fund’s investment objective and policies and limitations, for the period and upon the terms herein set forth. The investment of funds shall also be subject to all applicable restrictions of the Amended and Restated Articles of Incorporation and Amended and Restated By-Laws of the Corporation as may from time to time be in force.

2.DELEGATION OF RESPONSIBILITIES. Subject to the Board’s approval, the Advisor is hereby authorized to delegate all or any of its duties hereunder to a subadvisor or subadvisors, including affiliates of the Advisor, each of which is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (each, a “Subadvisor”). The Advisor shall supervise the activities of each Subadvisor and any such delegation shall not relieve the Advisor of any of its duties hereunder. Each Subadvisor’s employment will be evidenced by a separate written agreement approved by the Directors and, if required under the 1940 Act, by the shareholders of the applicable Fund (unless the Securities and Exchange Commission or its staff has given authorization or issued an interpretation dispensing with the requirement of shareholder approval). The Advisor shall not be liable hereunder for any act or omission of any Subadvisor, except for failure to exercise good faith in the employment of the Subadvisor and for failure to exercise appropriate supervision of such Subadvisor, and as may otherwise be agreed in writing. The Advisor shall be solely responsible for compensating any Subadvisor for services rendered under any subadvisory agreement. The Advisor may, from time to time and at any time, terminate any Subadvisor and reassume the responsibilities assigned to such Subadvisor with respect to any Fund without obtaining the approval of the shareholders of the Fund.

3.EXPENSES PAID BY THE ADVISOR. In addition to the expenses which the Advisor may incur in the performance of its responsibilities under this Agreement, and the expenses which it may expressly undertake to incur and pay, the Advisor shall incur and pay all reasonable compensation, fees and related expenses of the Corporation’s officers and its Directors, except for such Directors who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Advisor, and all expenses related to the rental and maintenance of the principal offices of the Corporation.

4.INVESTMENT ADVISORY FUNCTIONS. In its capacity as investment advisor, the Advisor shall have the following responsibilities:

(a)    To furnish continuous advice and recommendations to the Funds, as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time;

(b)    To cause its officers to attend meetings and furnish oral or written reports, as the Corporation may reasonably require, in order to keep the Directors and appropriate officers of the Corporation fully informed as to the condition of the investments of the Funds, the investment recommendations of the Advisor, and the investment considerations which have given rise to those recommendations; and

(c)    To supervise the purchase and sale of securities or other assets as directed by the appropriate officers of the Corporation.

The services of the Advisor are not to be deemed exclusive and the Advisor shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Advisor from performing its duties and obligations under this Agreement. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Corporation, the Funds, or to any shareholder for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

5.OBLIGATIONS OF THE CORPORATION. The Corporation shall have the following obligations under this Agreement:

(a)    To furnish the Advisor with a copy of any financial statement or report prepared for it by certified or independent public accountants, and with copies of any financial statements or reports made to the Funds’ shareholders or to any governmental body or securities exchange;

(b)    To furnish the Advisor with any further materials or information which the Advisor may reasonably request to enable it to perform its functions under this Agreement; and

(c)    To compensate the Advisor, on behalf of the Fund, for its services in accordance with the provisions of paragraph 6 hereof.

6.COMPENSATION. The Fund will pay the Advisor a fee for its services (the “Advisory Fee”) at the annual rate set forth on the applicable Exhibit to this Agreement. The Advisory Fee shall be accrued each calendar day during the term of this Agreement (beginning on the effective date of this Agreement with respect to the Fund) and the sum of the daily fee accruals shall be paid monthly as soon as practicable following the last day of each month. If this Agreement is terminated prior to the end of any month, the Advisory Fee shall be prorated for the portion of any month in which this Agreement is in effect that is not a complete month. The prorated Advisory Fee shall be calculated based on the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month and shall be payable within ten (10) days after the date of termination. The Advisor may voluntarily or contractually agree to waive or reduce any portion of the Advisory Fee or reimburse additional expenses of a Fund. Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Advisor hereunder except as otherwise set forth in this Agreement or in a separate expense limitation agreement. Any such reduction will be agreed to prior to accrual of the Advisory Fee and will be estimated daily and reconciled on a monthly basis.

7.EXPENSES PAID BY CORPORATION. Except as provided in this paragraph, nothing in this Agreement shall be construed to impose upon the Advisor the obligation to incur, pay or reimburse the Corporation for any expenses not specifically assumed by the Advisor under paragraph 3 above. Each Fund shall pay or cause to be paid all of its expenses and the Fund’s allocable share of the Corporation’s expenses, including, but not limited to, investment advisor fees; any compensation, fees, or reimbursements which the Corporation pays to its Directors who are not “interested persons” (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Advisor; fees and expenses of the custodian, transfer agent, registrar or dividend disbursing agent; current legal, accounting and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with the execution of Fund transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; and all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of Shares of a Fund, including but not limited to, all costs involved in the registration or qualification of Shares of a Fund for sale in any jurisdiction and all costs involved in preparing, printing and distributing prospectuses and statements of additional information to existing shareholders of a Fund.

8.BROKERAGE COMMISSIONS. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of securities shall be considered a cost of the securities of the Fund and shall be paid by the respective Fund. The Advisor is authorized and directed to place Fund transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that the Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of the Advisor. In placing Fund business with such broker or dealers, the Advisor shall seek the best execution of each transaction, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws. Notwithstanding the foregoing, the Corporation shall retain the right to direct the placement of all Fund transactions, and the Directors may establish policies or guidelines to be followed by the Advisor in placing Fund transactions for the Funds pursuant to the foregoing provisions.

9.PROPRIETARY RIGHTS. The Advisor has proprietary rights in the Corporation’s name and any portion of a Fund’s name including or derived from the Advisor’s name. The Corporation acknowledges and agrees that the Advisor may withdraw the use of such names from a Fund or the Corporation should it cease to act as the investment advisor to any Fund.

10.TERM. This Agreement shall become effective for each Fund upon its approval in accordance with the requirements of the 1940 Act and upon execution of the applicable Exhibit. The Agreement shall continue in effect with respect to each Fund for two years from the effective date and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually (i) by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Agreement or “interested persons” of any such party (as defined in the 1940 Act), cast in the manner required by the1940 Act and the rules or exemptive relief thereunder; or (ii) by the vote of a majority of the outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of each Fund. If a Fund is added after the first approval by the Directors as described above, this Agreement will be effective as to that Fund upon execution of the applicable Exhibit and will continue in effect until the next annual approval of this Agreement by the Directors and thereafter for successive periods of one year, subject to approval as described above.

11.TERMINATION. This Agreement may be terminated at any time, without penalty, by the Directors of the Corporation or by the shareholders of a Fund acting by the vote of at least a majority of its outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days’ written notice of termination be given to the Advisor at its principal place of business. This Agreement may also be terminated by the Advisor at any time by giving 60 days’ written notice of termination to the Corporation, addressed to its principal place of business.

12.ASSIGNMENT. This Agreement shall terminate automatically in the event of any “assignment” (within the meaning of Section 2(a)(4) of the 1940 Act) of this Agreement.

13.AMENDMENTS. This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board, including a majority of Directors who are not “interested persons” of the Fund or Advisor, cast in the manner required by the 1940 Act and the rules or exemptive relief thereunder, at a meeting called for such purpose and (ii) if necessary, by a vote of a majority of the outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Fund.

14.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin, provided, however that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or the rules and regulations promulgated with respect to such respective acts.

This Agreement will become binding on the parties hereto upon their execution of the Exhibits to this Agreement.

EXHIBIT A
to the
Investment Advisory Agreement

BAIRD EQUITY OPPORTUNITY FUND

For all services rendered by the Advisor hereunder, the Corporation shall pay the Advisor, on behalf of the above-named Fund, and the Advisor agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1.25% of the average daily net assets of the Fund.

The annual investment advisory fee shall be accrued daily at the rate of 1/365th of 1.25% applied to the daily net assets of the Fund. The advisory fee so accrued shall be paid by the Corporation to the Advisor monthly.

Executed as of this ____ day of ____________________, 2021

THE ADVISOR:

ROBERT W. BAIRD & CO.
INCORPORATED

By:

Reik Read, Managing Director

THE CORPORATION:
BAIRD FUNDS, INC.

By:

Mary Ellen Stanek, President

ANNEX B

FORM OF NEW SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT (the “Agreement”) is entered into as of the ___ day of _______, 2021 by and between Robert W. Baird & Co. Incorporated, a Wisconsin corporation (“Advisor”), and Greenhouse Funds LLLP, a limited liability limited partnership organized under the laws of Delaware (“Subadvisor”).

W I T N E S S E T H

WHEREAS, Baird Funds, Inc., a Wisconsin corporation (the “Corporation”), is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), offering various mutual funds or series of the Corporation (each, a “Series” and collectively, the “Series”);

WHEREAS, Advisor is a federally registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), engaged in the business of rendering investment advisory services;

WHEREAS, pursuant to an Investment Advisory Agreement between the Corporation and the Advisor dated ________________, 2021 (the “Advisory Agreement”), the Corporation has retained Advisor to act as its investment advisor with respect to certain Series;

WHEREAS, the Advisory Agreement permits Advisor to delegate certain of its duties to a subadvisor, subject to the requirements of the 1940 Act; and

WHEREAS, Advisor desires to retain Subadvisor as subadvisor with respect to the Baird Equity Opportunity Fund (f/k/a the Baird SmallCap Value Fund) (the “Fund”).

NOW, THEREFORE, Advisor and Subadvisor mutually agree as follows:

1.Appointment of the Subadvisor. Advisor hereby appoints Subadvisor as subadvisor for the Fund, and Subadvisor agrees to accept such appointment. Subject to the direction of the Board of Directors (the “Board” or the “Directors”) of the Corporation and the supervision of Advisor, Subadvisor shall manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, for the period and upon the terms herein set forth.

2.Duties of Subadvisor.

(a)    Investments. Subject to the 1940 Act, the directions of Advisor and the Board, the investment objective, policies and restrictions of the Fund as set forth in the Corporation’s current registration statement on Form N-1A and the compliance policies and procedures applicable to the Fund, Subadvisor shall have the sole and exclusive responsibility for making all investment decisions for the Fund, including the purchase, retention, monitoring and disposition of investments (the “Investments”) on behalf of the Fund. In providing these services, Subadvisor will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Investments. Advisor will provide Subadvisor with reasonable assistance in connection with Subadvisor’s activities under this Agreement, including without limitation, providing such information concerning the Fund, its daily funds available for investment and general affairs of the Corporation as Subadvisor may request.

(b)    Allocation of Brokerage. Subject to the supervision of Advisor and the Board, Subadvisor is authorized and directed to establish and maintain accounts on behalf of the Fund, place orders for the purchase and sale of Investments with or through such persons, brokers or dealers as Subadvisor may select, and negotiate commissions to be paid on such transactions. In selecting brokers or dealers and placing orders, Subadvisor will seek to obtain the most favorable combination of price and execution available (considering all factors it deems relevant under the circumstances, including price, size of transaction, nature of the market for the security, amount of commission, if any, timing, reputation of broker or dealer and other factors), except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided below.

Subadvisor may cause the Fund to pay a broker that provides brokerage and research services to the Subadvisor a commission in excess of the commission that another broker would have charged for effecting that transaction provided: (i) Subadvisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in the terms of the particular transaction; (ii) such commission is paid in material compliance with all applicable state and federal laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and in accordance with this Agreement; and (iii) in the opinion of the Subadvisor, the total commissions paid by the Fund will be reasonable in relation to the services received. Subadvisor shall provide such information regarding any such “soft dollar” arrangements that the Subadvisor maintains with respect to the Fund as may be requested from time to time by the Corporation, the Board or Advisor.

To the extent not prohibited by applicable law, Subadvisor may aggregate the securities to be sold or purchased to seek to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of these securities and the expenses incurred in the transaction will be made by Subadvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and Subadvisor’s other clients.

(c)    Affiliated Transactions. Subadvisor and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to the Fund or any Series; provided, however, Subadvisor may purchase securities or other instruments from or sell securities or other instruments to the Fund or any Series if such transaction is (i) permissible under applicable law and the Fund’s procedures or in accordance with an exemptive order and (ii) approved in advance by Advisor. In the event of any such transaction, the transaction shall be reported to the Board on a quarterly basis.

(d)    Books and Records. Subadvisor will maintain all books and records required to be maintained pursuant to the 1940 Act with respect to its management of the Fund, including without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions, and will furnish to Advisor, the Board or the Corporation in a timely manner copies of all such books and records upon written request. Subadvisor will also preserve such books and records for the periods prescribed in Rule 31a‑2 under the 1940 Act. All books and records shall remain the sole property of the Corporation and shall be promptly surrendered to the Corporation upon request, provided that Subadvisor may retain a copy of the books and records. Upon reasonable request during any business day, all books and records maintained by Subadvisor under this Agreement will be promptly made available to the Corporation, the Board or Advisor.

(e)    Information Provided by Subadvisor. As Advisor or the Board may reasonably request, Subadvisor will furnish reports on portfolio transactions and reports on Investments held in the Fund in such detail as the requesting party may reasonably request. Subadvisor will prepare, subject to review by Advisor, a letter to shareholders to be included in the Fund’s semi‑annual reports. As mutually agreed upon by the parties to this Agreement, Subadvisor also will provide the Corporation, the Board and Advisor quarterly economic and investment analyses and reports or other investment services normally available to Subadvisor’s other clients. Upon reasonable advance notice, Subadvisor will make its officers and employees available to meet with Advisor and the Board at the Corporation’s principal place of business or another mutually agreed location to review the Investments of the Fund. Subadvisor will provide reasonable prior notice to the Corporation and Advisor of material changes in investment strategy, tactics or key personnel or of any material changes to Subadvisor’s ownership or control. Subadvisor also will provide information or perform additional acts as are customarily performed by a subadvisor or which are required for the Fund or the Advisor to comply with their respective obligations under applicable law, including without limitation the Internal Revenue Code of 1986, as amended, the 1940 Act, the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law, rule or regulation.

(f)    Custody Arrangements. Subadvisor acknowledges receipt of a Custody Agreement for the Fund and, to the extent within its control, will comply in all material respects with the provisions of that agreement that relate to the Subadvisor’s duties hereunder. On each business day, Subadvisor will provide the Fund’s custodian with information relating to all transactions concerning the Fund’s assets as Advisor or the custodian reasonably requests.

(g)    Voting of Proxies. Subadvisor shall be responsible for voting proxies with respect to securities held by the Fund in a manner which it reasonably believes best serves the interests of Fund shareholders and in accordance with the Subadvisor’s proxy voting policies as adopted by the Board. Subadvisor shall provide the Corporation, in a timely manner, the proxy voting records of the Fund as required by Form N-PX and such other information regarding proxy voting as may reasonably be requested by the Board or Advisor.

(h)    Exercise of Security Rights. Subadvisor shall exercise all rights of security holders with respect to securities held by each Fund in addition to voting proxies as set forth in (g), above, including, but not limited to: converting, tendering, exchanging or redeeming securities, providing information related to class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of bankruptcy or other reorganization.

(i)    Agent. Subject to any other written instructions of Advisor, the Corporation or the Board, Subadvisor is hereby appointed as Advisor’s, the Corporation’s and the Fund’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents as Subadvisor is requested by brokers, dealers, counterparties and other persons in connection with its management of the Investments; provided, however, that any such documentation that the Subadvisor shall execute shall comply in all material respects with all laws, rules and regulations applicable to the business of the Corporation, including but not limited to the 1940 Act and the rules and regulations thereunder. Subadvisor shall provide Advisor and the Corporation with copies of any documents executed on behalf of the Corporation or the Fund hereunder as soon as possible after the execution of any such documents.

(j)    Compliance with Applicable Law and Governing Documents. With respect to all matters relating to its performance under this Agreement, Subadvisor and its directors, officers, partners and employees will act in accordance in with applicable law and with the Corporation’s governing instruments and regulatory filings, including the Corporation’s Articles of Incorporation, By-Laws, currently effective Registration Statement under the 1940 Act and the 1933 Act, Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act (the “CEA”) and compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act and the Fund’s Prospectus, policies and procedures, copies of which Advisor has provided to Subadvisor prior to the date hereof (collectively, “Governing Instruments and Regulatory Filings”), and any reasonable instructions or directions of the Corporation, the Board or Advisor provided in writing. Advisor will promptly provide Subadvisor with any material amendments, supplements or other changes to the Governing Instruments and Regulatory Filings, and upon receipt, Subadvisor will act in accordance with such amendments, supplements or other changes. Subadvisor is responsible for identifying and complying with all applicable laws and regulations of the jurisdiction in which securities held by the Fund are traded, including any applicable foreign ownership limits.

(k)    Corporation’s Name; Advisor’s Name. Subadvisor will have no rights relating to the Corporation’s name, the Fund’s name or in the name “Baird” as it is used in connection with investment products, services or otherwise, and Subadvisor will make no use of such names without the express written consent of the Corporation, the Fund or Advisor, as the case may be; provided that notwithstanding anything in this Agreement, Subadvisor shall be entitled to use the Fund’s name and the name “Baird” in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization and in marketing materials for the limited purpose of indicating that Subadvisor is the subadvisor to the Fund. Subadvisor may use the Fund’s name and “Baird” in marketing materials for other purposes subject to prior review and approval by Advisor.

(l)    Personal Securities Transactions. Subadvisor has implemented policies and procedures reasonably designed to comply with Rule 17j-l under the 1940 Act. Subadvisor will comply in all material respects with Rule 17j-l under the 1940 Act and Rule 204A-1 under the Advisers Act. Upon reasonable request during any business day, Subadvisor will promptly make available to Advisor, the Corporation or the Board any reports concerning the Fund required to be made by Subadvisor pursuant to Rule 17j-1 under the 1940 Act.

(m)    Fair Valuation. In accordance with the Fund’s valuation procedures, as amended from time to time, Subadvisor shall provide appropriate assistance with fair valuation of those securities in which it invests the Fund’s assets for which readily available market prices are unavailable.

(n)    Regulatory Filings. Subadvisor will make available and provide such information as the Corporation or Advisor may reasonably request with respect to the Subadvisor, the Fund and its performance for use in the preparation of the Corporation’s registration statement, reports and other documents required by any applicable law or regulation. Subadvisor will provide a back-up certification to Advisor in a form reasonably satisfactory to each party relating to the Corporation’s periodic reports on Form N‑CSR, Form N-CEN, Form N-Q and Form N-PORT with respect to matters of which Subadvisor has firsthand knowledge. The Subadvisor shall provide any necessary documentation and/or certification required by any other regulatory filing applicable to the Fund, including, without limitation, Form N‑PX.

(o)    Compliance Oversight. Subadvisor agrees to cooperate with periodic reviews of Subadvisor’s compliance program by the Fund’s compliance personnel in performance of their responsibilities under Rule 38a-1 under the 1940 Act. Subadvisor agrees to provide to the Corporation copies of its compliance program and such additional information and certifications as may reasonably be requested by the Corporation’s and Advisor’s compliance personnel. Subadvisor agrees to promptly notify Advisor of any material compliance violations which affect the Fund.

(p)    Section 15(c) Request for Information. Subadvisor shall provide such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

(q)    Liquidity Risk Management. The Subadvisor agrees to assist with the liquidity classifications and such other duties that may reasonably be delegated to a subadvisor under the Fund’s liquidity risk management program in accordance with Rule 22e-4 under the 1940 Act.

(r)    Derivatives Risk Management. The Subadvisor agrees to comply with the restrictions on the Fund’s use of derivatives set forth in the positions of the SEC staff or Rule 18f-4 under the 1940 Act, as applicable, and the Fund’s derivatives risk management program, when implemented in accordance with Rule 18f-4.

3.Services Exclusive; Non-Solicitation.

(a)    Except as consented to by Advisor in writing (which consent shall not be unreasonably withheld), during the term of this Agreement and for a period of one year thereafter, Subadvisor (and its successors) and any person or entity controlled by Subadvisor will not directly or indirectly, or cause its employees to, act as investment advisor or subadvisor or render investment advice to or sponsor, promote or distribute any long-only mutual fund (other than the Fund) or exchange-traded fund that invests primarily in U.S. equity securities similar in type to those in which Subadvisor invests for its long-only private investment fund; provided that, this exclusivity provision shall not apply if after five years the Fund does not have assets of at least $200 million, the Advisor terminates this Agreement or elects not to renew this Agreement, the Advisor and Subadvisor mutually terminate this Agreement, or if this Agreement is terminated by the Board or by the shareholders of the Fund.

(b)    Except as consented to by Advisor in writing, during the term of this Agreement and for a period of one year thereafter, Subadvisor (and its successors) and any person or entity controlled by Subadvisor will not directly or indirectly, or cause its employees to, knowingly solicit any investors in the Fund for the purpose of providing investment advice to such investors (other than through the Fund) for a fee or other form of compensation.

4.Duties of Advisor. Advisor will continue to be responsible for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review Subadvisor’s performance under this Agreement.

5.Independent Contractor. Subadvisor will be an independent contractor in performing its duties under this Agreement and unless otherwise expressly provided herein or otherwise authorized in writing, will have no authority to act for or represent the Corporation, the Fund or Advisor in any way or otherwise be deemed an agent of the Corporation, the Fund or Advisor.

6.Compensation.

(a)    Advisor will pay Subadvisor a fee (the “Subadvisory Fee”) for its services to the Fund at an annual rate set forth on Exhibit A.

(b)    The Subadvisory Fee shall be computed daily and shall be paid monthly to the Subadvisor on or before the last business day of the next succeeding calendar month. Along with each such monthly payment Advisor shall provide Subadvisor with a schedule showing the manner in which such fee was computed.

(c)    If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

7.Expenses. Subadvisor shall bear its own expenses incurred by it in connection with its services under this Agreement other than the cost of Investments (including brokerage commissions and other transaction charges, if any, on such investments) purchased or sold by the Fund. In addition, Subadvisor will, from time to time at its sole expense, employ such persons as it reasonably believes to be qualified to assist it in the execution of its duties hereunder. In addition, Subadvisor shall pay the expenses relating to costs of any special meeting of the Board or shareholders of the Fund convened due to a change of control or otherwise for the primary benefit of the Subadvisor. Except to the extent provided in this Section 7, Subadvisor shall not be responsible for the Fund’s or the Advisor’s expenses, including, but not limited to, the following: (a) charges and expenses for determining the Fund’s net asset value and the maintenance of the Fund’s books and records and related overhead; (b) the charges and expenses of the Fund’s legal counsel and auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, fund accounting service provider and/or administrator appointed by the Fund; (d) brokers’ commissions, and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other government agencies; (f) fees and expenses required to be paid for registration with the Securities and Exchange Commission (the “SEC”), or any fees and expenses required to be paid for the sale of the Fund’s shares in any state; (g) expenses related to shareholders’ and directors’ meetings (except in relation to any meetings convened for the primary benefit of Subadvisor as set forth above), and the preparation, printing and distribution of prospectuses, proxy statements, reports to shareholders and other sales literature of the Fund; (h) distribution fees payable pursuant to Rule 12b-1 under the 1940 Act; (i) other payments made to financial intermediaries with respect to the Fund for sub-transfer agent or other administrative services or distribution support; and (j) compensation payable to the Corporation’s directors (except in relation to any meetings convened for the primary benefit of Subadvisor as set forth above).

8.Sales Literature. Advisor and Subadvisor acknowledge that advertising and sales literature relating to investment companies (such as the Corporation) are subject to strict regulatory oversight. Subadvisor agrees to submit any proposed advertising, marketing material or other sales literature for the Fund (or any other Series) for itself or its affiliates to the Fund’s distributor for review and filing with the appropriate regulatory authorities at least 10 days prior to the release of any such material; provided, however, that Subadvisor shall not be obligated to produce any advertising or sales literature for the Fund.

9.Representations and Warranties of Subadvisor. Subadvisor represents and warrants to Advisor, the Corporation, and the Fund as follows:

(a)    Subadvisor: (i) is registered as an investment adviser under the Advisers Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order the perform the services contemplated by this Agreement; and (iv) has the authority to enter into and perform the services contemplated by this Agreement.

(b)    Neither Subadvisor nor any officer, director, partner or employee of Subadvisor is subject to any event set forth in Section 9 of the 1940 Act that would disqualify Subadvisor from acting as an investment adviser to an investment company under the 1940 Act. Subadvisor will promptly notify Advisor of the occurrence of any event that would disqualify the Subadvisor from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(c)    Subadvisor will not engage in any futures transactions, options on futures transactions or any other transactions subject to the CEA on behalf of the Fund prior to Subadvisor filing a notice of exemption under the CEA with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association or becoming otherwise qualified to act as a commodity trading advisor or community pool operator, as applicable, under the CEA.

(d)    Subadvisor is a limited liability limited partnership duly organized and validly existing under the laws of Delaware with the power to carry on its business as it is now being conducted.

(e)    The execution, delivery and performance by Subadvisor of this Agreement are within its powers and have been duly authorized by all necessary action, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and the execution, delivery and performance by Subadvisor of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, Subadvisor governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon Subadvisor.

(f)    This Agreement is a valid and binding agreement of Subadvisor.

(g)    Subadvisor has provided its current Form ADV, client brochure, applicable brochure supplements and Form CRS (collectively, the “Form ADV”) to Advisor (and will promptly provide to Advisor all amendments thereto), and each Form ADV provided to Advisor is and will be a true and complete copy of Subadvisor’s Form ADV and, to the best of Subadvisor’s knowledge and belief, the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(h)    Subadvisor has provided its Code of Ethics complying with Rule 204A‑1 under the Advisers Act and Rule 17j‑1(c) under the 1940 Act to Advisor along with the certification required by Rule 17j-1(c)(1)(ii) under the 1940 Act. In accordance with Rule 17j-1, the Subadvisor will submit any material changes to such Code of Ethics to the Board for approval no later than six months after its adoption of the material changes. During the term of this Agreement, Subadvisor will annually certify to the Board that it has adopted procedures reasonably necessary to prevent persons subject to such Code from violating the Code of Ethics, and will provide a written report no less frequently than annually that describes any issues arising under the Code, including information about material violations of the Code and sanctions imposed in response thereto.

(i)    Subadvisor has adopted, maintains and implements written compliance policies and procedures as required by Rule 206(4)‑7 under the Advisers Act, including written policies and procedures with regard to the protection of customer records and information, as required by Regulation S‑P. Subadvisor will provide Advisor with a summary of its policies and procedures and, upon reasonable request by Advisor, shall either (i) certify that Subadvisor has complied in all material respects with such policies and procedures or (ii) provide a written report to Advisor describing any material violations of such policies and procedures;

(j)    Subadvisor has adopted proxy voting policies which comply in all material respects with the requirements of the 1940 Act.

(k)    Subadvisor shall exercise sole investment discretion over the Fund for purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d), (g) and (f), and shall file all such documents with the SEC;

(l)    Subadvisor will deliver to Advisor and the Corporation copies of any material amendments, supplements or updates to any of the information provided to Advisor promptly after becoming available and

(m)    Subadvisor shall maintain business continuity, cyber-security, disaster recovery and backup capabilities and facilities in keeping with industry standards and SEC requirements through which the Subadvisor will be able to perform its obligations hereunder with minimal disruptions or delays. Upon request, the Subadvisor shall provide to the Advisor access to its written business continuity, cyber-security, disaster recovery and backup plan(s) together with sufficient information and written certifications regarding such plans to assist the Fund and the Chief Compliance Officer of the Corporation in complying with Rule 38a‑1 under the 1940 Act. Subadvisor represents that it tests its business continuity, cyber‑security, and disaster recovery and backup plan(s) on at least an annual basis, and shall, at the Advisor’s request, provide the Advisor with information regarding the results of its testing.

10.Representations and Warranties of Advisor. Advisor represents and warrants to Subadvisor, as follows:

(a)    Advisor is registered as an investment advisor under the Advisers Act.

(b)    Advisor is a corporation duly organized and validly existing under the laws of Wisconsin with the power to carry on its business as it is now being conducted.

(c)    The execution, delivery and performance by Advisor of this Agreement are within its powers and have been duly authorized by all necessary action, and Advisor has caused to be taken all necessary action under the Advisory Agreement and the 1940 Act to authorize the appointment of Subadvisor under this Agreement, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement;

(d)    This Agreement is a valid and binding agreement of Advisor and the Corporation on behalf of the Fund.

(e)    Advisor has provided to Subadvisor the Corporation’s current Registration Statement on Form N-1A relating to the Fund and agrees to promptly provide Subadvisor with all supplements or amendments thereto relating to the Fund and to advise Subadvisor promptly in writing of any changes in the Fund’s investment policies or restrictions.

11.Survival of Representations and Warranties. All representations and warranties made by the parties pursuant to Sections 9 and 10 will survive for the duration of this Agreement, and each party will immediately notify the other party in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

12.Liability and Indemnification.

(a)    Liability. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of Subadvisor of its duties or obligations under this Agreement, Subadvisor shall not be subject to any liability to Advisor for any act or omission in the course of, or in connection with, rendering services hereunder or for any loss suffered by Advisor, the Corporation, the Fund (including losses that may be sustained in the purchase, holding or sale of Investments), or its shareholders in connection with matters to which this Agreement relates. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of Advisor of its duties or obligations under this Agreement, Advisor shall not be subject to any liability to Subadvisor for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve Advisor or Subadvisor from any of their respective obligations under applicable law, including without limitation, federal and state securities laws and the CEA. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Corporation or any shareholder of the Fund may have under any federal securities or state law.

(b)    Indemnification. Subadvisor shall indemnify Advisor and the Corporation, on behalf of the Fund, and each of their respective officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act), for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of Subadvisor’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA. Advisor shall indemnify Subadvisor and its respective managing members, officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act) for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of Advisor’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

13.Duration and Termination.

(a)    Duration. This Agreement shall become effective with respect to the Fund after it has been approved in accordance with the requirements of the 1940 Act and the Exhibit relating to such Fund has been executed by Advisor and Subadvisor and shall continue in effect for two years from its effective date and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually (i) by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in the manner required by the 1940 Act and the rules or exemptive relief thereunder or (ii) by the vote of a majority of the outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Fund.

(b)    Termination. Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty: (i) by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund upon not less than 60 days’ written notice to Subadvisor; (ii) by Advisor upon not less than 120 days’ written notice to the Board and Subadvisor; or (iii) by Subadvisor upon not less than 120 days’ written notice to Advisor and the Board. This Agreement may also be terminated at any time with respect to the Fund, without payment of any penalty, upon the mutual consent of Advisor and Subadvisor. This Agreement shall also terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act) or upon the termination of the Advisory Agreement.

14.Amendment. This Agreement may be amended with respect to the Fund by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board, including a majority of Directors who are not “interested persons” of the Fund or Advisor, cast in the manner required by the 1940 Act and the rules or exemptive relief thereunder, at a meeting called for such purpose and (ii) if necessary, by a vote of a majority of the outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Fund.

15.Confidentiality.

(a)    Subject to the duties of the parties to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, each party shall treat as confidential all non-public information pertaining to the Fund and the actions of Subadvisor, Advisor and the Corporation in respect thereof. Subadvisor agrees to adhere to the privacy policies adopted by the Corporation pursuant to Regulation S-P under the Gramm-Leach-Bliley Act. Subadvisor has adopted, implemented and agrees to maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to the Fund’s shareholders in compliance with Regulation S-P. Subadvisor will not share any nonpublic personal information concerning the Fund’s shareholders with any other party except as necessary for the performance of duties under this Agreement or as required by law or allowed under one of the exceptions set forth in Regulation S-P.

(b)    In addition to the obligations set out in Section 15(a), each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, officers, directors, employees, advisers, auditors and the Fund’s service providers who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, research, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

16.Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt or by electronic transmission, to the parties at their principal places of business, which may from time to time be changed by the parties by notice to the other party. As of the date of this Agreement, the addresses of the parties are:

Advisor:

Robert W. Baird & Co. Incorporated
Attention: Reik Read
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
E-Mail: rread@rwbaird.com

Subadvisor:

Greenhouse Funds LLLP
Attention: Joe Milano
650 South Exeter Street, Suite 1080
Baltimore, Maryland 21202
E-Mail: jmilano@greenhousefunds.com

17.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the United States and the internal laws of the State of Wisconsin, without giving effect to conflicts of laws principles; provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, Advisers Act or the rules and regulations promulgated with respect to such respective Acts.

18.Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

19.Third Party Rights. In addition to the parties hereto, this Agreement is intended to be for the benefit of the Corporation, which is intended to be a third-party beneficiary hereunder and may, as such, exercise such rights as if it were Advisor. With the exception of such parties, no other party shall have any rights hereunder.

20.Severability. If any provision of this Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

21.Miscellaneous. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof. Specifically, as used in this Agreement, “investment company,” “affiliated person,” “interested person,” “assignment,” “broker,” “dealer” and “affirmative vote of the majority of the Fund’s outstanding voting securities” shall all have such meaning as such terms have in the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

ROBERT W. BAIRD & CO. INCORPORATED
on behalf of the Baird Equity Opportunity Fund

By:
Name:
Title:

GREENHOUSE FUNDS LLLP

By:
Name:
Title:

EXHIBIT A
to the
Subadvisory Agreement

BAIRD EQUITY OPPORTUNITY FUND

The Subadvisory Fee shall be equal to an annual rate of 1.00% of the average daily net assets of the Fund.

BAIRD FUNDS 777 EAST WISCONSIN AVENUE MILWAUKEE, WI 53202	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                 E88994-P31562 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE WITH REGARD TO THE PROPOSALS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSALS.

THE BOARD OF DIRECTORS OF BAIRD FUNDS, INC. UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PROPOSALS

1.	TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN BAIRD FUNDS, INC., ON BEHALF OF THE BAIRD SMALLCAP VALUE FUND (THE “FUND”), AND ROBERT W. BAIRD & CO. INCORPORATED (THE “ADVISOR”).	For ☐	Against ☐	Abstain ☐

2.	TO APPROVE A SUBADVISORY AGREEMENT BETWEEN THE ADVISOR AND GREENHOUSE FUNDS LLLP, THE PROPOSED NEW SUBADVISOR TO THE FUND.	For ☐	Against ☐	Abstain ☐

3.	TO APPROVE THE RECLASSIFICATION OF THE FUND FROM A “DIVERSIFIED” FUND TO A “NON-DIVERSIFIED” FUND, WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.	For ☐	Against ☐	Abstain ☐

4.	TO APPROVE ONE OR MORE ADJOURNMENTS OF THE MEETING TO A LATER DATE TO SOLICIT ADDITIONAL PROXIES.	For ☐	Against ☐	Abstain ☐

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders To Be Held on December 7, 2021:
The Proxy Statement is available at www.proxyvote.com

E88995-P31562

BAIRD SMALLCAP VALUE FUND PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of common shares of the Baird SmallCap Value Fund, a Wisconsin corporation (the "Fund"), hereby appoints Mary Ellen Stanek, Dustin J. Hutter, and Charles M. Weber, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at 8:30 a.m., Central Time, December 7, 2021, at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.